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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): October 7, 1998.


                    Pepsi-Cola Puerto Rico Bottling Company
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             (Exact name of registrant as specified in its charter)


         Delaware                       1-13914                ###-##-####
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(State or other Jurisdiction       (Commission File         (I.R.S. Employer
     of incorporation)                  Number)             Identification No.)


                              Carretera 865 Km. 0.4
                              Bo. Candelaria Arenas
                          Toa Baja, Puerto Rico 00949
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                    (Address of principal executive offices)


Registrant's telephone no., including area code:  (787) 251-2000

                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 5.  Other Events.

     On October 7, 1998, Pepsi-Cola Puerto Rico Bottling Company (the
"Company") issued a press release announcing the resumption of its soft drink production following a shut down resulting from Hurricane Georges. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  Financial Statements and Exhibits

         (c)  Exhibits.

              99.1 Press Release of the Company dated October 7, 1998.


                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 7, 1998

                                    Pepsi-Cola Puerto Rico Bottling Company



                                    By: /s/ John F. Bierbaum
                                        ------------------------------
                                        John F. Bierbaum
                                        Chief Financial Officer



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                                  EXHIBIT INDEX


         Exhibit Number      Description
         --------------      -----------

              99.1           Press Release of the Company dated October 7,
                             1998.






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